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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 20, 2004

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                                 ANADIGICS, INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                       0-25662                 22-2582106
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  141 MT. BETHEL ROAD, WARREN, NEW JERSEY 07059

                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (908) 668-5000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

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CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.         OTHER EVENTS.

          On September 20, 2004, ANADIGICS, Inc. issued the press release attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits. The following exhibits are filed herewith:

      EXHIBIT NO.         DESCRIPTION

          99.1 Press Release ("ANADIGICS ANNOUNCES PROPOSED SALE OF CONVERTIBLE SENIOR NOTES") dated September 20, 2004.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 20, 2004

                                      ANADIGICS, Inc.
                                      (Registrant)


                                      By:        /s/ Thomas Shields
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                                          Name:  Thomas Shields
                                          Title: Senior Vice President and Chief
                                                 Financial Officer